                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Agreement and Plan of Merger entered into by and between Public Service Bank, a federal savings bank, South Side National Bank in St. Louis, a national banking association, and Southside Bancshares Corp., a Missouri corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


         Dated:  April 8, 1998




                                                   /s/ Howard F. Etling
                                                       Howard F. Etling

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Agreement and Plan of Merger entered into by and between Public Service Bank, a federal savings bank, South Side National Bank in St. Louis, a national banking association, and Southside Bancshares Corp., a Missouri corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


         Dated:  April 8, 1998




                                                   /s/ Ralph Crancer, Jr.
                                                       Ralph Crancer, Jr.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Agreement and Plan of Merger entered into by and between Public Service Bank, a federal savings bank, South Side National Bank in St. Louis, a national banking association, and Southside Bancshares Corp., a Missouri corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


         Dated:  April 8, 1998




                                                   /s/ Joseph W. Beetz
                                                        Joseph W. Beetz

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Agreement and Plan of Merger entered into by and between Public Service Bank, a federal savings bank, South Side National Bank in St. Louis, a national banking association, and Southside Bancshares Corp., a Missouri corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


         Dated:  April 8, 1998




                                                   /s/ Douglas P. Helein
                                                       Douglas P. Helein

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Agreement and Plan of Merger entered into by and between Public Service Bank, a federal savings bank, South Side National Bank in St. Louis, a national banking association, and Southside Bancshares Corp., a Missouri corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


         Dated:  April 8, 1998




                                                   /s/Earle J. Kennedy, Jr.
                                                      Earle J. Kennedy, Jr.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Agreement and Plan of Merger entered into by and between Public Service Bank, a federal savings bank, South Side National Bank in St. Louis, a national banking association, and Southside Bancshares Corp., a Missouri corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


         Dated:  April 8, 1998




                                                   /s/ Norville K. McClain
                                                       Norville K. McClain

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Agreement and Plan of Merger entered into by and between Public Service Bank, a federal savings bank, South Side National Bank in St. Louis, a national banking association, and Southside Bancshares Corp., a Missouri corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


         Dated:  April 8, 1998




                                                   /s/ Daniel J. Queen
                                                       Daniel J. Queen

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Agreement and Plan of Merger entered into by and between Public Service Bank, a federal savings bank, South Side National Bank in St. Louis, a national banking association, and Southside Bancshares Corp., a Missouri corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


         Dated:  April 8, 1998




                                                   /s/ Richard G. Schroeder
                                                       Richard G. Schroeder

\                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER as his true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Agreement and Plan of Merger entered into by and between Public Service Bank, a federal savings bank, South Side National Bank in St. Louis, a national banking association, and Southside Bancshares Corp., a Missouri corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


         Dated:  April 8, 1998




                                                   /s/ Joseph W. Pope
                                                       Joseph W. Pope

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JOSEPH W. POPE as his true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Agreement and Plan of Merger entered into by and between Public Service Bank, a federal savings bank, South Side National Bank in St. Louis, a national banking association, and Southside Bancshares Corp., a Missouri corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


         Dated:  April 8, 1998




                                                   /s/ Thomas M. Teschner
                                                       Thomas M. Teschner